Borrowings	12 Months Ended
Dec. 31, 2010
Borrowings [Abstract]
Borrowings
Note 8 — Borrowings
The components of long-term debt are as follows:

	2010	2009
	(Dollars in thousands)
Senior Credit Facility:
Term loan facility, at an average rate of 1.31%, due 10/1/2012	$36,123	$664,170
Term loan facility, at an average rate of 2.56%, due 10/1/2014	363,877	—
2007 Senior Notes:
7.62% Series A Senior Notes, due 10/1/2012	—	130,000
7.94% Series B Senior Notes, due 10/1/2014	—	40,000
Floating Rate Series C Senior Notes, due 10/1/2012	—	26,600
2004 Senior Notes:
6.66% Series 2004-1 Tranche A Senior Notes due 7/8/2011	72,500	145,000
7.14% Series 2004-1 Tranche B Senior Notes due 7/8/2014	48,250	96,500
7.46% Series 2004-1 Tranche C Senior Notes due 7/8/2016	45,050	90,100

3.875% Convertible Senior Subordinated Notes due 2017	400,000	—

Other debt and mortgage notes, at interest rates ranging from 5% to 7%	—	132

	965,800	1,192,502
Less: Unamortized debt discount on 3.875% Convertible Senior Subordinated Notes due 2017	(79,891)	—

	885,909	1,192,502
Current portion of borrowings	(72,500)	(11)

	$813,409	$1,192,491

Prepayment of 2004 Senior Notes
In December 2010, the Company prepaid $165.8 million in outstanding principal amount of its senior notes issued in 2004 (“2004 Notes”). Of this amount, (i) $72.5 million was applied to the 6.66% Series 2004-1 Tranche A Senior Notes due 7/8/11, (ii) approximately $48.3 million was applied to the 7.14% Series 2004-1 Tranche B Senior Notes due 7/8/14 and (iii) approximately $45.0 million was applied to the 7.46% Series 2004-1 Tranche C Senior Notes due 7/8/16. In addition, the Company paid the holders of the 2004 Notes a $15.5 million prepayment make-whole amount and accrued and unpaid interest. The Company recorded the $15.5 million make-whole payment and a $0.7 million write-off of unamortized debt issuance costs related to the prepayment of the 2004 Notes as a loss on extinguishment of debt during the fourth quarter of 2010.
Refinancing Transactions
In August 2010, the Company entered into a series of refinancing transactions comprised of (i) a public offering of $400.0 million aggregate principal amount of 3.875% Convertible Senior Subordinated Notes due 2017 (the “Convertible Notes”); (ii) the amendment of certain terms of its Senior Credit Facilities; (iii) the extension of the maturity of a portion of its borrowings under the Senior Credit Facilities; (iv) the repayment of $200 million of borrowings under the Senior Credit Facilities; (v) the amendment of certain terms of its senior notes issued in 2007 (the “2007 Notes” and, together with the 2004 Notes, the “Senior Notes”) and (vi) the prepayment of the entire $196.6 million in outstanding aggregate principal amount of the 2007 Notes, which were scheduled to mature in 2012 and 2014. In addition, in connection with the issuance of the Convertible Notes, the Company received proceeds of approximately $59.4 million from the issuance of warrants on its common stock and purchased call options on its common stock for approximately $88.0 million.
The following table shows the impact of the various components of the refinancing transactions:

				Additional	Debt	Operating
		Other		Paid-In	Extinguishment	(Income)/
	Cash	Assets	Debt	Capital	Costs	Expenses
	(Dollars in millions)
Proceeds received from:
Issuance of Convertible Notes	$400.0	$—	$400.0	$—	$—	$—
Sale of warrants	59.4	—	—	59.4	—	—

Use of proceeds:
Repay term loan	(200.0)	—	(200.0)	—	—	—
Retire 2007 Notes	(196.6)	—	(196.6)	—	—	—
Prepayment of 2004 Notes	(165.8)	—	(165.8)	—	—	—
Make-whole payment — 2007 Notes	(28.1)	—	—	—	28.1	—
Make-whole payment — 2004 Notes	(15.5)	—	—	—	15.5	—
Purchase of call options	(88.0)	—	—	(88.0)	—	—
Underwriters’ discounts and commissions:
Convertible Notes	(11.0)	8.1	—	(2.9)	—	—
Senior Credit Facility	(5.0)	2.5	—	—	—	2.5
Other transaction fees:
Convertible Notes	(2.0)	1.3	—	(0.7)	—	—
Senior Credit Facility	(3.4)	3.2	—	—	—	0.2
2007 Notes	(0.1)	—	—	—	0.1	—
2004 Notes	(0.1)	—	—	—	—	0.1

Net cash	$(256.2)	15.1	(162.4)	(32.2)	43.7	2.8

Non-cash adjustments:
Equity component of Convertible Notes		—	(83.7)	83.7	—	—
Write-off unamortized debt issuance costs:
Senior Credit Facility		(1.6)	—	—	1.6	—
2007 Notes		(0.6)	—	—	0.6	—
2004 Notes		(0.7)	—	—	0.7	—
Mark-to-market gain on call options		—	—	(2.2)	—	(2.2)
Mark-to-market loss on warrants		—	—	1.8	—	1.8

		$12.2	$(246.1)	$51.1	$46.6	$2.4

Convertible Notes
On August 9, 2010, the Company issued $400.0 million of 3.875% Convertible Senior Subordinated Notes due 2017 (the “Convertible Notes”). Interest on the Convertible Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2011, at a rate of 3.875% per year. The Convertible Notes mature on August 1, 2017. The Convertible Notes are the Company’s unsecured senior subordinated obligations and are (i) not guaranteed by any of the Company’s subsidiaries; (ii) subordinated in right of payment to all of the Company’s existing and future senior indebtedness (iii) junior to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness.
The Convertible Notes will be convertible at the option of the holder only under the following circumstances (i) during any fiscal quarter, if the last reported sales price of the Company’s common stock for at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter exceeds 130% of the conversion price on each applicable trading day; or (ii) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Convertible Notes is less than 98% of the product of the last reported sale price of the common stock and the applicable conversion rate on each trading day during the measurement period; or (iii) upon the occurrence of specified corporate events; or (iv) at any time on or after May 1, 2017 up to and including July 28, 2017. The Convertible Notes are convertible at a conversion rate of 16.3084 shares of common stock per $1,000 principal amount of Convertible Notes, which is equivalent to a conversion price of approximately $61.32. The conversion rate is subject to adjustment upon certain events. Upon conversion, the Company’s conversion obligation may be satisfied, at the Company’s option, in shares of common stock, cash or a combination of cash and shares of common stock. The Company has initially elected a net-settlement method to satisfy its conversion obligation. The net-settlement method allows the Company to settle the $1,000 principal amount of the Convertible Notes in cash and to settle the excess conversion value in shares, plus cash in lieu of fractional shares.
In connection with the issuance of the Convertible Notes, the Company entered into convertible note hedge transactions with two counterparties pursuant to which it purchased call options for $88.0 million ($56.0 million net of tax) in private transactions. The call options allow the Company to receive, in effect for no additional consideration, shares of the Company’s common stock and/or cash from counterparties equal to the amounts of common stock and/or cash related to the excess conversion value that it would pay to the holders of the Convertible Notes upon conversion. These call options will terminate upon the earlier of July 28, 2017 or the first day all of the related Convertible Notes are no longer outstanding due to conversion or otherwise.
The Company also entered into privately negotiated warrant transactions with the same counterparties generally relating to the same number of shares of common stock with each of the option counterparties. Under certain circumstances, the Company may be required under the terms of the warrant transactions to issue up to 19.99% of the shares of common stock outstanding on August 3, 2010, which equals 7,981,422 shares of common stock (subject to adjustments). The warrants have been divided into components that expire ratably over a 180 day period commencing November 1, 2017. The strike price of the warrants is approximately $74.65 per share of common stock, subject to customary anti-dilution adjustments. Proceeds received from the issuance of the warrants totaled approximately $59.4 million.
The convertible note hedge and warrant transactions described above are intended to reduce the potential dilution with respect to the Company’s common stock and/or reduce the Company’s exposure to potential cash payments that the Company may be required to make upon conversion of the Convertible Notes by, in effect, increasing the conversion price to $74.65 per share. However, the warrant transactions could have a dilutive effect with respect to the common stock or, if the Company so elects, obligate the Company to make cash payments to the extent that the market price per share of common stock exceeds $74.65 per share on any expiration date of the warrants.
The initial offering of the Convertible Notes was for $350.0 million, with an overallotment option that allowed the underwriters to purchase an additional principal amount of $50.0 million. The underwriters exercised their option on August 4, 2010 resulting in a total offering of $400.0 million of the Convertible Notes. The Company entered into the contracts for both the call options and warrants in connection with the Convertible Notes on August 3, 2010. Existing accounting guidance provides that the call option and warrant contracts be treated as derivative instruments for the one day that the overallotment option was outstanding. Once the overallotment provision was exercised, the option and warrant contracts were re-classified to equity since the settlement terms of the Company’s call options and warrant contracts allow the Company to elect net cash settlement or net-share settlement under both contracts. The equity components of the option and warrants will not be adjusted for subsequent changes in fair value. As a result of treating these instruments as derivatives prior to exercise of the overallotment option, the Company recorded a non-cash gain on the call options of $2.2 million and a non-cash loss on the warrants of $1.8 million, resulting in a net gain of $0.4 million in operating income.
The Company allocated the proceeds of the Convertible Notes between the liability and equity components of the debt. The initial $316.3 million liability component was determined based on the fair value of a similar debt instrument excluding the conversion feature. The initial $83.7 million ($53.3 million net of tax) equity component represented the difference between the fair value or carrying value of $316.3 million of the debt and the $400.0 million of proceeds. The related debt discount of $83.7 million will be amortized under the interest method over the remaining life of the Convertible Notes, which, at December 31, 2010, is approximately 6.6 years. An effective interest rate of 7.814% was used to calculate the debt discount on the Convertible Notes. The following table provides interest expense amounts related to the Convertible Notes for the periods presented:

Year Ended
(in millions)	December 31, 2010
Interest cost related to contractual interest coupon	$6.2
Interest cost related to amortization of the discount	$3.8
The following table provides the carrying value of the Convertible Notes as of December 31, 2010:

(in millions)	December 31, 2010
Principal amount of the Convertible Notes	$400.0
Unamortized discount	(79.9)

Net carrying amount	$320.1

Senior Credit Facility
On August 9, 2010, the Company repaid $200.0 million of its term loan borrowings under its senior credit facility and amended certain terms of its existing senior credit agreement. In connection with the amendment, the Company extended the final maturity date of $363.9 million of its remaining $400.0 million term loan borrowings and $366.3 million of commitments under its $400.0 million revolving credit facility from October 1, 2012 to October 1, 2014. The extended term loans are to be repaid in accordance with an amortization schedule, with quarterly payments of 2.5% of the original principal amount of the extended term loans commencing on December 31, 2012. In addition, the amendment increased the applicable interest rate margin for the extended loans and commitments. As amended, the range of the applicable margin for borrowings bearing interest at the “base rate” (greater of either the federal funds effective rate plus 0.5%, the prime rate or one month LIBOR plus 1.0%) increased to a range of 0.50% to 1.75%, and the range of the applicable margin for extended borrowings bearing interest at the “LIBOR rate” for the period corresponding to the applicable interest period of the borrowings increased to a range of 1.50% to 2.75%. In addition, the commitment fee rate on unused but committed portions of the revolving credit facility increased to a range of 0.375% to 0.50%. The actual amount of the applicable margin and commitment fee rate will be based on the ratio of Consolidated Total Indebtedness to Consolidated EBITDA (each as defined in the senior credit agreement). At December 31, 2010, the spread over LIBOR was 225 basis points, the commitment fee rate was 0.375%.
The senior credit agreement was further amended to (i) permit an additional $200.0 million of indebtedness for unsecured, senior subordinated or subordinated notes; (ii) add a mandatory prepayment of term loans upon the occurrence of certain prepayments in cash of certain Convertible Notes, either in satisfaction of the rights of the holders of such Convertible Notes to convert or the rights of the holders of such Convertible Notes to require repurchase of the Convertible Notes upon a fundamental change (as defined in the indenture governing such Convertible Notes), in an amount equal to the amount used to prepay the applicable Convertible Notes to be ratably applied to the term loans under the credit agreement and the Senior Notes; (iii) amend the definition of “Consolidated EBITDA” to permit add-backs for fees and expenses incurred in connection with the $200.0 million repayment of existing term loan borrowings under the credit agreement and the prepayment make-whole amounts in connection with any prepayment on the Senior Notes, with such amendment only to take effect upon the prepayment of all of the Senior Notes or the amendment of such Senior Notes to permit corresponding add-backs; (iv) provide that, upon the prepayment of all of the Senior Notes or the amendment of such Senior Notes to increase the permitted leverage ratio to a level above 3.5 to 1, the credit agreement will, upon written notification to the administrative agent, automatically be amended to provide for either (1) an increase of the leverage ratio covenant to 4.0 to 1 (in the case of prepayment of the Senior Notes) or (2) an increase corresponding to an increase in the leverage ratio covenant in the Senior Notes (up to a leverage ratio of 4.0 to 1); and (v) provide that upon the prepayment of all of the Senior Notes or the amendment of such Senior Notes to increase the pro forma leverage ratio restriction for permitted acquisitions to a level above 3.50 to 1, the credit agreement will, upon written notification to the administrative agent, automatically be amended to provide for either (1) an increase of the pro forma leverage ratio restriction for permitted acquisitions to 3.75 to 1 (in the case of prepayment of the Senior Notes) or (2) an increase corresponding to an increase in the pro forma leverage ratio restriction for permitted acquisitions in the Senior Notes (up to a pro forma leverage ratio of 3.75 to 1).
The Company’s senior credit and senior note agreements contain covenants that, among other things, limit or restrict its ability, and the ability of its subsidiaries, to incur debt, create liens, consolidate, merge or dispose of certain assets, make certain investments, engage in acquisitions, pay dividends on, repurchase or make distributions in respect of capital stock and enter into swap agreements. These agreements also require the Company to maintain a consolidated leverage ratio of not more than 3.50:1 and a consolidated interest coverage ratio (generally, Consolidated EBITDA to Consolidated Interest Expense, each as defined in the senior credit agreement) of not less than 3.50:1 as of the last day of any period of four consecutive fiscal quarters calculated pursuant to the definitions and methodology set forth in the senior credit agreement. At December 31, 2010, the Company’s consolidated leverage ratio was 2.65:1 and its interest coverage ratio was 4.68:1, both of which are in compliance with the limits described in the preceding sentence. As of December 31, 2010, the Company was in compliance with all other terms of the senior credit agreement and the senior notes.
At the time of the refinancing transactions, the Company had an interest rate swap covering a notional amount of $375 million designated as a hedge against the variability of the cash flows in the interest payments under the term loan due to changes in the LIBOR Benchmark Interest Rate. The Company has determined that the interest rate swap may continue to be designated as a cash flow hedge with respect to the amended and extended term loan. The amendment and extension of the term loan did not result in a substantial modification and the critical terms of the variable rate debt (notional amount, re-pricing dates and benchmark interest rate) were unchanged. As of December 31, 2010, the notional value of the interest rate swap was $350 million.
Senior Note Amendments
In connection with the refinancing transactions, the Senior Notes were amended to permit certain terms of the Convertible Notes and the convertible note hedge and warrant transactions. Specifically, the amendments to the Senior Notes amended restrictions on indebtedness, restricted payments and swap agreements and an event of default provision in connection with the Convertible Notes and any convertible notes the Company may issue in the future. In addition, the holders of the Senior Notes consented to the subordination provisions that would apply to offerings of certain convertible notes. The amendment also added a mandatory offer to prepay the Senior Notes upon the occurrence of certain prepayments in cash of certain convertible notes, either in satisfaction of the rights of the holders of such convertible notes to convert or in satisfaction of the rights of the holders of such convertible notes to require repurchase of the convertible notes upon a fundamental change (as defined in the indenture governing such convertible notes), in an amount equal to the amount used to prepay certain convertible notes to be ratably applied to the Senior Notes and the term loans under the Senior Credit Facility.
Prepayment of 2007 Notes
On August 13, 2010, the Company prepaid all of its outstanding 2007 Notes, consisting of $130.0 million aggregate principal amount of 7.62% Series A Senior Notes due 2012, $40.0 million aggregate principal amount of 7.94% Series B Senior Notes due 2014 and $26.6 million aggregate principal amount of Floating Rate Series C Senior Notes due 2012, at an aggregate prepayment purchase price equal to the aggregate principal amount of $196.6 million plus a $28.1 million prepayment make-whole amount and accrued and unpaid interest. The Company recorded the $28.1 million make-whole payment, unamortized debt issuance costs of $0.6 million incurred prior to the refinancing transactions and legal fees as loss on extinguishments of debt during the third quarter of 2010.
Debt and equity issuance and amendment fees related to Refinancing Transactions
The Company incurred transaction fees of approximately $8.4 million related to the amendment of the senior credit agreement for underwriters’ discounts and commissions and other transaction fees. Under existing accounting guidance, the Company treated the $200.0 million repayment of the term loan as a debt extinguishment and the remaining $400.0 million of the term loan as a debt modification. The changes to the revolving credit component of the Senior Credit Facility were also deemed to be a modification. The Company allocated the transaction fees evenly between the term loan and the revolving credit facility. Approximately $2.7 million of the transaction fees represented third party transaction fees related to the modified term loan that were expensed in the third quarter of 2010 as selling, general and administrative expenses. The remaining $5.7 million in transaction fees was deferred and will be amortized over the amended term of the facility as additional interest expense. In addition, the Company expensed approximately $1.6 million of unamortized Senior Credit Facility debt issuance costs that were incurred prior to the refinancing transactions related to the $200.0 million repayment as loss on extinguishments of debt.
In connection with the issuance of the Convertible Notes, the Company incurred transaction fees of approximately $13.0 million for underwriters’ discounts and commissions and other transaction fees. Under existing accounting guidance, the Company allocated approximately $3.6 million to the respective equity components and the remaining $9.4 million was recorded as a deferred asset to be amortized over the outstanding term of the Convertible Notes as additional interest expense.
Other debt
At December 31, 2010, the Company had no borrowings and approximately $4 million of standby letters of credit issued under its revolving line of credit. The Company has approximately $396 million available in committed financing through the senior credit agreement.
The carrying amount reported in the consolidated balance sheet as of December 31, 2010 for long-term debt is $885.9 million. Using a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration, optionality, and risk profile, the Company has determined the fair value of its debt to be $991.4 million at December 31, 2010. The Company’s corporate credit rating is a factor in determining the market interest yield curve.
In addition, the Company has an accounts receivable securitization facility under which accounts receivable of certain domestic subsidiaries are sold on a non-recourse basis to a special purpose entity (“SPE”), which is a bankruptcy-remote, consolidated subsidiary of Teleflex. Accordingly, the assets of the SPE are not available to satisfy the obligations of Teleflex or any of its subsidiaries. The SPE then sells undivided interests in those receivables to an asset backed commercial paper conduit for consideration of up to $75.0 million. As of December 31, 2010, the maximum amount available for borrowing under this facility was $25.9 million. This facility is utilized from time to time for increased flexibility in funding short term working capital requirements. The agreement governing the accounts receivable securitization facility contains certain covenants and termination events. An occurrence of an event of default or a termination event under this facility may give rise to the right of its counterparty to terminate this facility.
Notes payable at December 31, 2010 consists of a demand loan of $1.5 million borrowed at an interest rate of 6.6% and the accounts receivable securitization facility described above.
The aggregate amounts of notes payable and long-term debt maturing are as follows:

(Dollars in thousands)
2011	$103,711
2012	45,220
2013	36,387
2014	366,643
2015 and thereafter	445,050